EXHIBIT 31.3
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002
I, Scott Griffith, Chief Executive Officer, certify that:
1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Workhorse Group Inc.; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2026	/s/ Scott Griffith
Scott Griffith, Chief Executive Officer (Principal Executive Officer)